                                                                   EXHIBIT 10.15
                                                                   -------------


          AMENDATORY AGREEMENT NO. 3 dated as of October 1, 1997, to the Shareholders' Agreement dated as of December 6, 1991, as amended (the "Shareholders' Agreement"), among E.I. DU PONT DE NEMOURS AND CO., a Delaware corporation ("Du Pont"), DU PONT ENERGY COMPANY, a Delaware corporation ("DEC"), CONSOL ENERGY INC., a Delaware corporation ("CEI"), RHEINBRAUN AG, a German corporation ("Rheinbraun"), and RHEINBRAUN US GMBH, a German corporation ("RG").

          WHEREAS, Du Pont, DEC, CEI, and Rheinbraun have entered into an Option (Class A Shares) Agreement, dated as of this date (the "Option Agreement"), granting to Rheinbraun the option (the "Option") to purchase 50,000 Class A Shares (the "Class A Shares") of CEI owned by DEC;

          WHEREAS, the Option Agreement provides that, upon exercise by Rheinbraun of the Option, the purchase of Class A Shares thereunder is to be made pursuant to a Share Purchase Agreement in form attached as Exhibit A to the Option Agreement (the "SPA");

          WHEREAS, the parties hereto intend that the exercise of the Option will vest in Rheinbraun control over CEI, while expiry of the Option will entitle Du Pont to dispose of Class A Shares in a public offering (without prejudice to its right to dispose of Class A Shares under the Shareholders' Agreement);

          WHEREAS, in consequence of the foregoing, the parties hereto are entering into this Amendatory Agreement to provide that, upon exercise or expiry of the Option the Shareholders' Agreement shall be further amended as herein provided;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------
                                  Definitions
                                  -----------

          Terms used herein without definition that are defined in the Shareholders' Agreement shall have the meanings, respectively, specified in the Shareholders' Agreement, and the following terms shall have the meanings assigned to them below:

          "Closing" shall mean the closing specified in Article III of the SPA.

          "Closing Date" shall mean the date of the Closing specified in Article III of the SPA.

          "Coal Group" shall mean CEI and its Subsidiaries, and a "member of the Coal Group" shall be any one of CEI or such Subsidiaries.

          "Subsidiary" shall mean, with respect to another person, a corporation, partnership, trust, or other legal entity controlled by such other person, directly or indirectly. An entity shall be deemed subject to the control of another person when such person, directly or indirectly, has the power to direct or cause the direction of the management and policies of such entity.

          "Underwriting Agreement" shall mean an agreement between CEI and underwriters to effect an underwritten, registered public offering of Class A Shares.

                                  ARTICLE II
                                  ----------
                              Exercise of Option
                              ------------------

          1.   Rheinbraun Control; Suspension of Shareholders' Agreement. If
               ---------------------------------------------------------
Rheinbraun shall exercise the Option, then, effective immediately upon the exercise of the Option, the following provisions shall apply:

          (a) Rheinbraun shall assume exclusive managerial control over the Coal Group and, to that end, (i) Du Pont shall cause each of the directors of CEI nominated by Du Pont to deliver to CEI, with a copy to Rheinbraun, written resignations from all directorships in the Coal Group held by him, and (ii) Du Pont shall cause DEC to execute and deliver to Rheinbraun its irrevocable proxy, in substantially the form of Exhibit A hereto, authorizing officers of Rheinbraun identified therein to act in the place of DEC with respect to the Class A Shares in all respects, as such officers may determine; and,

          (b) All provisions of the Shareholders' Agreement shall be suspended and without contractual force except the following: sections 4.2 (subject, however, to section 2(b) of the

Option Agreement), 6.4, and Article VII; provided, that, nothing in this section
                                         --------  ----
1 shall entitle Rheinbraun to amend the Certificate of Incorporation or By-laws of CEI, to amend further the Shareholders' Agreement, or to cause any member of the Coal Group to do any act prior to the Closing Date of the type referred to in item 4 (Certain Capital Expenditures), item 6 (New Lines of Business) or item 13 (New Business with Stockholders) of Annex G of the Shareholders' Agreement without the prior written consent of Du Pont.

          2.   Closing; Termination of Shareholders' Agreement. Upon the
               -----------------------------------------------
acquisition by Rheinbraun of title to 50,000 Class A Shares at the consummation of the Closing, then, automatically and without the necessity of further action by the parties, (a) the Shareholders' Agreement shall terminate and be of no further force or effect as of the Closing Date, and (b) each of the parties hereto shall be deemed to have released and forever discharged every other party to the Shareholders' Agreement from every liability and obligation that any of them may have to the releasing party arising from the making and performance of the Shareholders' Agreement.

          3.   Termination Without Closing. If the SPA shall be terminated as
               ---------------------------
provided therein, or otherwise cancelled or discharged, without consummation of the Closing, then, as of the date of such termination, cancellation or discharge, (a) the resignations and proxy delivered pursuant to section 1 of this Article II shall be void, and said directors (or their respective successors appointed by Du Pont) shall reassume the directorships from which they resigned and (b) the Shareholders' Agreement shall be reinstated and continue in full force and effect and, to the extent practicable, the rights and obligations of the parties to the Shareholders' Agreement, and the status of the boards of directors of the Coal Group and the voting rights of DEC as holder of the Class A Shares, shall be restored to their status as of the date and prior to the execution hereof.

                                  ARTICLE III
                                  -----------

                                Public Offering
                                ---------------

          1.   Right to Make Offering. If the Option shall expire unexercised,
               ----------------------
Du Pont shall be entitled to dispose of all or part of the Class A Shares in the manner, and upon the conditions, specified in this Article and in Exhibit B (Registration Rights), annexed hereto. For the purposes of this Amendatory Agreement, Du Pont shall include DEC.

          2.   (a)  Procedures. Until December 31, 2001, Du Pont may distribute
                    ----------
Class A Shares to the public by means of (i) a spin-off stock dividend to shareholders of Du Pont or (ii) a registered public offering pursuant to an Underwriting Agreement as provided in Exhibit B. Not more than 60 days after expiry of the Option, Du Pont shall give written notice to Rheinbraun and CEI (the "2(a) Notice") of the method that it has elected to employ to make such distribution and shall thereafter proceed according to such method; provided,
                                                                    --------
that, Du Pont may amend the
----

2(a) Notice once, not more than 180 days after expiry of the Option. The 2(a) Notice shall include any proposal of Du Pont to change the capitalization of CEI, by stock-split or otherwise, for the purposes of such distribution, and, if Rheinbraun and CEI shall consent to such proposal (which consent shall not be unreasonably withheld), corresponding changes shall be made in the Certificate Incorporation and By-laws of CEI to give effect thereto. Any shares issued by CEI in exchange for or in lieu of Class A Shares shall be deemed Class A Shares for the purpose hereof.



          (b)  Breadth of Distribution. In any public offering made pursuant to
               -----------------------
this Article and Exhibit B, Du Pont shall cause its underwriters to (i) effect as wide a distribution of the Class A Shares as is practicable; (ii) prevent the sale of Class A Shares to any person that would, following such sale, beneficially own more than 4.9% of the outstanding shares of CEI after completion of such offering; and (iii) treat Rheinbraun equally with institutional investors and other offerees to whom Class A Shares are offered for sale in the first such offering.

          (c)  Rheinbraun Cooperation. In connection with any public offering
               ----------------------
made pursuant to this Article and Exhibit B, Rheinbraun will use its reasonable best efforts to (i) cause CEI to perform its obligations under this Article and Exhibit B, and (ii) take such other actions as are reasonably requested by Du Pont, or required by law, to expedite or facilitate the registration, qualification or distribution of the number of

Class A Shares included in such offering in accordance with this Article and Exhibit B.


                                  ARTICLE IV
                                  ----------

                      Effects on Shareholders' Agreement
                      ----------------------------------

          1.   Complete Disposition. If Du Pont and DEC shall dispose of all
               --------------------
Class A Shares in conformity with Article III hereof, then, as of the date of the final such disposition, (a) the Shareholders' Agreement shall terminate and be of no further force or effect, and (b) each of the parties hereto shall be deemed to have released and forever discharged every other party to the Shareholders' Agreement from every liability and obligation that any of them may have to the releasing party arising from the making and performance of the Shareholders' Agreement.

          2.   Partial Disposition.  So long as Du Pont shall own any of the
               -------------------
Class A Shares, the Shareholders' Agreement (including section 4.2 thereof) shall be binding on Du Pont, and shall apply to such Shares, in accordance with its terms as amended heretofore and hereby; provided, that, if part of the Class
                                            --------  ----
A Shares shall have been distributed in a public offering in conformity with
Article III hereof, only the following provisions of the Shareholders' Agreement shall continue so to bind Du Pont: sections 4.2 as amended by section 3 of this Article (for the purpose of which Du Pont and Rheinbraun shall be deemed the sole shareholders of CEI), 6.4, 7.1 (in relation to Class A Shares held by Du Pont), 7.2, 7.3, and 7.5 through 7.12 (inclusive).

          3.   Amendment of Section 4.2.1.  If the Option shall expire
               --------------------------
unexercised, section 4.2.1 of the Shareholders' Agreement shall be deemed amended as of October 1, 1998, to read as set forth in Exhibit C (Amended
Section 4.2.1) annexed hereto.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

          1.   Assignment.  By written notice to Rheinbraun and CEI, Du Pont may
               ----------
nominate a Subsidiary of Du Pont to exercise the rights granted by Article III hereof. Any other purported assignment of any right or privilege by one party hereto without the prior written consent of all other parties hereto shall be void.

          2.   Incorporation by Reference. Sections 7.4 through 7.12 (inclusive)
               --------------------------
of the Shareholders' Agreement are incorporated by reference as if fully set forth herein and shall apply to this Amendatory Agreement irrespective of the termination of the Shareholders' Agreement.

          IN WITNESS WHEREOF, DU PONT, DEC, CEI, RHEINBRAUN, and RG have caused this Agreement to be duly executed, all as of the day and year first above written.

E.I. DU PONT DE NEMOURS AND COMPANY


By:/s/ John C. Sargent                           ATTEST:
   -----------------------------------
   Name: John C. Sargent
   Title: Vice President and Treasurer

                                                 /s/ L. B. Lancaster
                                                 -------------------------
                                                 Secretary

DU PONT ENERGY COMPANY


By:/s/ John C. Sargent                           ATTEST:
   -----------------------------------
   Name:
   Title: President
                                                 /s/ SIGNATURE ILLEGIBLE^^
                                                 -------------------------
                                                 Secretary

CONSOL ENERGY INC.


By:/s/ B. R. Brown                               ATTEST:
   -----------------------------------
   Name:
   Title: President
                                                 /s/ D. L. Fassio
                                                 -------------------------
                                                 Secretary


RHEINBRAUN AG



By: /s/ Dr. Dieter Henning                       By: /s/ Bernd J. Breloer
   -----------------------------------              -------------------------
   Name: Dr. Dieter Henning                         Name: Bernd J. Breloer
   Title:  Vorsitzender d. Vorstandes               Title: Mitglied d.
                                                           Vorstandes


RHEINBRAUN US GMBH



By: /s/ Dr. Peter Kausch                         By: /s/ Dr. Rolf Zimmermann
   -----------------------------------              -------------------------
   Name: Dr. Peter Kausch                           Name: Dr. Rolf Zimmermann
   Title: Geschaftsfuhrer                           Title: Geschaftsfuhrer

                                               EXHIBIT A to Amendatory Agreement
                                               ---------------------------------



                               IRREVOCABLE PROXY


     The undersigned, DUPONT ENERGY COMPANY, a Delaware corporation ("DEC"), is a holder of 50,000 shares of class A Common Stock of Consol Energy Inc., a Delaware corporation, represented by Certificate No. ______ (the "Shares"). DEC hereby irrevocably appoints Dr. Dieter Henning or Dr. Peter Kausch or Dr. Rolf Zimmermann, or any of them, with full power of substitution, as its attorney and proxy to attend meetings, vote, give consents and in all other ways act in the place of DEC with respect to all the shares (and any and all shares or other securities issued in respect of the Shares).

     This proxy is made pursuant to section 212 of the Delaware General Corporation Law and an Amendatory Agreement dated as of _______, 1997, among DEC, Rheinbraun A.G., and others relating to the sale of the Shares by DEC to Rheinbraun A.G. and is therefore coupled with the interest provided thereby.

DATED:  ____________

                                             DUPONT ENERGY COMPANY


                                             By: __________________________

ATTEST:


___________________________
Secretary

                                               EXHIBIT B to Amendatory Agreement
                                               ---------------------------------


                              REGISTRATION RIGHTS

          1.1.  Agreement to Register.  CEI agrees to register the Class A
                ---------------------
Shares, any other securities issued in exchange therefor (including by way of stock split or in connection with a combination of shares, recapitalization, or otherwise) and any other securities issued as a dividend thereon (the "Registrable Securities") upon the terms and subject to the conditions set forth in this Exhibit B and in the Amendatory Agreement to which this Exhibit is annexed.

          (a)   Demand Registration.  On not more than two occasions prior to
                -------------------
December 31, 2001, if Du Pont (i) requests in writing (a "Registration Request") that CEI register the sale or other distribution under the Securities Act of 1933, as amended (the "Securities Act") of any of the Registrable Securities (which request shall specify the number of Registrable Securities intended to be offered and sold), (ii) expresses Du Pont's present intent to offer such Registrable Securities for distribution, (iii) describes the nature or method of the proposed offer and sale thereof, and (iv) undertakes to provide all such information and materials relating to Du Pont and to take all such action as may be required of Du Pont in order to permit CEI to comply with all applicable requirements of the Securities and Exchange Commission (the "Commission") and to obtain acceleration of the effective date of the registration statement therefor, CEI shall use all reasonable efforts to cause the offering of the Registrable Securities so specified in such request to be registered as soon as reasonably practicable so as to permit the sale or other distribution by Du Pont of the Registrable Securities specified in the Registration Request, and shall in connection therewith prepare and file on an appropriate form, as CEI shall reasonably determine, a registration statement under the Securities Act to effect such registration. Notwithstanding any provision to the contrary contained herein, CEI shall not be required to file any registration statement pursuant to this section 1.1(a) in the following circumstances:

                (i) if, in the reasonable judgment of Rheinbraun or CEI, a registration at the time and on the terms requested would materially adversely affect any financing by CEI that had been contemplated by Rheinbraun or CEI prior to the notice by Du Pont requesting registration, CEI shall not be required to commence using its best efforts to effect a registration pursuant to this section until the earliest of (1) 90 days after the completion of such financing, (2) the termination of any "black out" period required by the underwriters, initial purchasers or placement agents, if any, in connection with such financing or (3) promptly after abandonment of such financing;

                (ii) if, while a Registration Request is pending pursuant to this section, Rheinbraun or CEI determines in good faith, based on the advice of counsel, that proceeding with the registration would require the disclosure of material information that Rheinbraun or CEI has a bona fide business purpose for preserving as confidential, or CEI is unable to comply with Commission requirements, CEI shall not be required to effect such pending registration statement until the earlier of (1) the date upon which such material information is disclosed to the public or ceases to be material or (2) 120 days after the date CEI makes such determination; and

                (iii) if Rheinbraun and CEI shall not have received undertakings reasonably satisfactory to them from any underwriter or underwriters to indemnify and hold them harmless, each of their directors and officers, and every other controlling person of them, from and against any and all loss, damage, liability, cost or expense to which they, any director or officer of them, or every other controlling person of them may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses (A) are caused by any untrue or alleged untrue statement of any material fact contained in the registration statement or prospectus included therein, as amended or supplemented, or (B) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by such underwriter or underwriters.

                (iv) The right of Du Pont to exercise registration rights pursuant to section 1.1(a) shall be subject to the condition that the first Registration Request of Du Pont shall be for not less than 20,000 Class A Shares (or equivalent).

          (b)   Registration Expenses.  Du Pont shall bear the costs and
                ---------------------
expenses incurred in connection with the registration of the sale or other distribution of the Registrable Securities pursuant to the terms of this section
1.1 (or, if securities are included in any such registration for the account of CEI or any other security holders, Du Pont shall bear its proportionate share of such costs and expenses, except Du Pont shall pay any underwriting fees, discounts or commissions attributable to sales of Registrable Securities by Du Pont and any "out-of-pocket" expenses of Du Pont, including Du Pont's counsel's fees and expenses) including, without limitation, (i) all filing fees with the Commission; (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities, (iii) printing expenses, (iv) the fees and expenses incurred in connection with the listing of the Registrable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company (including the expenses of any comfort letters).

          (c)  Other Registration Provisions and Procedures.  Any registration
               --------------------------------------------
under this section 1.1 shall be subject to the following procedures:

          1. As to any proposed offer or sale of Registrable Securities, such securities shall cease to be Registrable Securities where (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities have been transferred or sold to any individual or entity other than Du Pont or any affiliate of Du Pont.

          2. Upon any registration under section 1.1 of this Exhibit becoming effective, CEI will use its best efforts to keep such registration statement current for a period of 90 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold.

          3. A Registration Request shall not be deemed to have been made for purposes of the first sentence of section 1.1(a) hereof:

               (a) if, after a registration statement has become effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental authority for any reason other than an act or omission of Du Pont;

              (b) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by Du Pont; or

              (c) if CEI voluntarily takes any action that would result in Du Pont not being able to sell such Registrable Securities covered thereby; or

              (d) if Du Pont notifies CEI in writing of Du Pont's intention not to proceed with a registration prior to execution of an underwriting agreement relating to that Registration Request.

          4. In connection with any offering of Registrable Securities pursuant to this Exhibit, CEI (a) will furnish to Du Pont and the underwriters such number of copies of any prospectus (including any preliminary prospectus) and prospectus supplement as Du Pont or such underwriters may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold, but only while CEI shall be required under the provisions hereof to cause the registration statement to remain current, and (b) take such action as shall be necessary to qualify the Registrable Securities covered by such registration under blue sky or other state securities laws for offer and sale as Du Pont or the underwriters shall request; provided, however,
                                                             --------  -------
               that CEI shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not be then qualified or to file any general consent to service of process or to subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to taxation but for the requirement of this paragraph.

          5. The underwriters acting hereunder shall be selected by Du Pont with the prior written approval of Rheinbraun and CEI (which approval shall not be unreasonably withheld). Any underwriting agreement made hereunder shall be subject to the prior written approval of Du Pont and Rheinbraun (which approval shall not be unreasonably withheld).

          6. In connection with any offering of Registrable Securities registered pursuant to this Agreement, CEI shall (a) furnish Du Pont, at CEI's expense, with certificates not containing legends affecting resales under the securities laws of the United States or any State representing ownership of the Registrable Securities, in such denominations as Du Pont shall request, which are sold pursuant to the prospectus contained in the registration statement.

          7. In connection with CEI's obligations under section 1.1(a) hereof, CEI will:

               (a) prepare and file with the SEC within 90 days after receipt of a Registration Request with respect to such Registrable Securities (except as otherwise permitted by section 1.1(a) of the Agreement), a registration statement on any form for which CEI then qualifies and which shall be appropriate to effect the intended method of distribution and which form shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof; provided, however, that the
                                          --------
                    registration statement, if other than on Form S-1, will contain such additional information in compliance with securities laws as the underwriters deem necessary or appropriate for marketing purposes and which shall be reasonable and customary, and use its best efforts to cause such registration statement to become and remain effective; and before filing a registration statement or prospectus or any amendments or supplements thereto relating to a registration pursuant to section 1.1(a) hereof, CEI will furnish to Du Pont and counsel selected by Du Pont (and the underwriters) copies of all such documents proposed to be filed, and CEI will not file any registration statement to which Rheinbraun or Du Pont or their respective counsel (or the underwriters) shall reasonably object;

               (b) cooperate and assist in any filings required to be made with a securities exchange or the National Association of Securities Dealers, Inc.;

               (c) cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to the Securities Act;

               (d) notify Du Pont promptly: (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for any amendments or supplements to the registration statement or the prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) if, at any time prior to the closing contemplated by an underwriting agreement entered into in connection with such registration statement, that the representations and warranties of CEI contained therein cease to be true and correct; (v) of the receipt by CEI of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vi) of the happening of any event which makes any statement in the prospectus or any document incorporated therein by reference untrue and which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

               (e) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

               (f) furnish to Du Pont, without charge, one copy of the registration statement as declared effective by the Commission and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (g) upon the occurrence of any event referred to in paragraph 7(d)(vi) of this section, prepare a supplement or post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (h) use reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on a securities exchange if requested by Du Pont or the underwriters;

               (i) use reasonable efforts to obtain (i) for delivery at each closing of the sale of Registrable Securities, opinions of counsel to CEI and updates thereof addressed to the underwriters, if any, of such sale covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, if any, and (ii) "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, of such sale, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, which shall be delivered at the time of effectiveness of the registration statement and at each closing of the sale of Registrable Securities;

               (j) participate and cause such members of its management as the underwriters shall reasonably request (and which shall be customary) to participate in "road shows" and similar promotional meetings to the extent reasonably requested by the underwriters; and

               (k) otherwise use its reasonable efforts to comply with all applicable law and rules and regulations of the Commission.

          1.2. Public Offering Indemnities.  In the event of any registered
               ---------------------------
offering of Registrable Securities pursuant to section 1.1 hereof:

          (a) CEI will indemnify and hold harmless, to the fullest extent permitted by law, Du Pont, Rheinbraun, and any underwriter, as defined in the Securities Act, and each person, if any, who controls Du Pont, Rheinbraun, or such underwriter within the meaning of the Securities Act, from and against any and all losses, damages, claims, liabilities, joint or several, reasonable costs and expenses (including any amounts paid in any settlement effected with CEI's consent) to which Du Pont, Rheinbraun, or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or the prospectus included therein, as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, and CEI will reimburse Du Pont, Rheinbraun, any underwriter, and each such controlling person, promptly upon demand, for any legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending against such loss, damage, claim, liability, action or proceeding; provided, however, that CEI will not be liable in any such
                      --------  -------
case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Du Pont, Rheinbraun, such underwriter or such controlling persons, as the case may be, in writing specifically for use in the preparation thereof, provided, further, that CEI will not be liable under the indemnity agreement of
--------  -------
this section to Du Pont, Rheinbraun, or any underwriter (or controlling person of any of them) with respect to any preliminary prospectus to the extent that any such loss, damage, liability, cost or expense results from the fact that Registrable Securities were sold by any such indemnitee to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented if CEI has previously furnished copies thereof to Du Pont, Rheinbraun, such underwriter or such controlling person as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Du Pont, Rheinbraun, any underwriter and shall survive the transfer of such Registrable Securities by Du Pont.

          (b) Du Pont shall indemnify and hold harmless Rheinbraun and CEI, each director of Rheinbraun and CEI, each officer of CEI who signs such registration statement, any underwriter, and each person, if any, who controls CEI or Rheinbraun or such underwriter from and against any and all loss, damage, liability, cost or expense to which Rheinbraun or CEI or any such controlling person or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses (i) are caused by any untrue or alleged untrue statement of any material fact contained in the registration statement or included prospectus, as amended or supplemented, or (ii) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by Du Pont to CEI for use therein.

          (c) Rheinbraun shall indemnify and hold harmless Du Pont and CEI, each director of Du Pont and CEI, each officer of CEI who signs such registration statement, any underwriter, and each person, if any, who controls CEI or Du Pont or such underwriter from and against any and all loss, damage, liability, cost or expense to which Du Pont or CEI or any such controlling person or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses (i) are caused by any untrue or alleged untrue statement of any material fact contained in the registration statement or included prospectus, as amended or supplemented, or

(ii) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by Rheinbraun to CEI for use therein.

          (d) Promptly after receipt by an indemnified party pursuant to the provisions of subsection (a), (b), or (c) of this section of written notice of the commencement of any action with respect to which a claim for indemnity may be made pursuant to this section, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subsection (a), (b), or (c) promptly notify in writing the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have otherwise to any indemnified party. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof; provided, that, if the defendants in any action
                               --------  ----
include both the indemnified party and the indemnifying party and there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of all such indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said subsection (a), (b), or (c) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the immediately preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party will consent to entry of any judgment, or enter into any settlement with respect to a claim, without the written consent of the indemnified party (which consent shall not be unreasonably withheld) or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

          (e) If recovery is not available under the foregoing indemnification provisions or is insufficient to hold harmless an indemnified party in respect of any losses, claims, liabilities, costs or expenses specifically covered by the indemnification provisions set forth above for any reason other than as specified in section 1.2(a), (b), or (c), the parties entitled to indemnification by the terms thereof shall be entitled to contribution to losses, claims, liabilities, costs and expenses as may be more fully set forth in an underwriting agreement to be executed in connection with such registration, except to the extent that contribution is not permitted under section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits and faults and any other equitable considerations appropriate under the circumstances provided in section 11(f) of the Securities Act. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The contribution provided for in this section shall survive, with respect to a holder of Registrable Securities, the transfer of Registrable Securities by such holder, and, with respect to a holder of Registrable Securities or CEI, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

          1.3. Holdback Provision.  Rheinbraun and CEI agree not to effect any
               ------------------
public sale of equity securities of CEI (or securities convertible into or exchangeable for such equity securities) during the seven days prior to and the 90 days after any underwritten registration pursuant to this Exhibit B has become effective, or such longer period (not to exceed 180 days) as the underwriter may reasonably request consistent with customary practice.

                                               Exhibit C to Amendatory Agreement
                                               ---------------------------------



                             Amended Section 4.2.1
                             as of October 1, 1998
                             ---------------------


          4.2.1 During any period that members of the Du Pont Group and the Rheinbraun Group shall be the sole shareholders of CEI, the provisions of this paragraph 4.2.1 shall apply to any purported disposition of Shares by any such shareholder. Du Pont and Rheinbraun each guarantee that the obligations imposed by this paragraph shall be duly performed by any shareholder that is a member, respectively, of the Du Pont Group or the Rheinbraun Group.

          (a) The Seller shall give written notice to the Offeree (the "Option Notice") of the terms and conditions upon which the Seller may desire to sell the Offered Shares to a third party or parties.

          (b) The Offeree shall, within 30 days after receipt of the Option Notice, give written notice to the Seller whether it elects to purchase not less than all the Offered Shares on the terms and conditions set forth in the Option Notice.

          (c) If the Offeree shall elect to purchase the Offered Shares, the Offeree's notice of election shall specify a date, not later than 30 days after the receipt by the parties of all necessary governmental or other regulatory approvals for such purchase, or, if no such approvals are required, not later than 60 days after the Offeree's receipt of the Option Notice, for the closing of such purchase. The giving of a notice in such form shall bind the Offeree to purchase, and the Seller to sell and transfer, on the date of the closing so specified, the Offered Shares on the terms and conditions stated in the Option Notice, and shall also bind the Seller and Offeree to pursue diligently the obtaining of all such governmental and regulatory approvals. In any such sale the Seller shall be deemed to have warranted to the Offeree that the Seller has good and unencumbered title to the Offered Shares.

          (d) If the Offeree, by notice to the Seller, shall elect not to exercise its right to purchase the Offered Shares, or if 30 days shall have elapsed from the date of receipt of the Option Notice by the Offeree without such election having been notified to the Seller, then the Seller may sell and transfer the Offered Shares to any third party or parties in a single transaction if such sale shall be on terms and conditions no less favorable to Seller than the terms and conditions stated in the Option Notice; provided,
                                                                     --------
               that the following condition shall have been satisfied: the Seller shall have given written notice (the "Identification Notice") to the Offeree of the identity of such third party or parties together with a copy of (i) a letter of intent executed by all parties (but only if such letter of intent has been publicly disclosed), or, alternatively, (ii) a definitive, integrated agreement of sale executed by all parties (which agreement or letter of intent, as the case may be, shall include provision for a closing to be consummated not sooner than the 40th day following the date of delivery to the Offeree of the Identification Notice subject to the terms of this subparagraph), and the Offeree shall have the option, exercisable by written notice delivered to the Seller prior to the 30th day following the date of delivery to the Offeree of the Identification Notice, to purchase the Offered Shares on the terms and conditions specified in such letter of intent or agreement of sale, as the case may be, except that the amount payable by the Offeree shall be 104% of the economic value of the cash, stock and any other property specified in such letter of intent or agreement of sale as the price of the Offered Shares. If the Offeree shall exercise such option, the Offeree shall be bound to purchase, and the Seller to sell and transfer to the Offeree, the Offered Shares on a closing date not later than the 30th day following the receipt of all necessary governmental and regulatory approvals, but if no such approvals are required, not later than the 60th day following the date of delivery of the Identification Notice. The exercise of such option by the Offeree shall bind the Seller and Offeree to pursue diligently the obtaining of all such necessary governmental and regulatory approvals. In any such sale the Seller shall be deemed to have warranted to the Offeree that the Seller has good and unencumbered title to the Offered Shares.

          (e) If the Seller shall not have completed the transfer of all of the Shares referred to in the Option Notice to a third party or parties in a single transaction on or before the first anniversary of the date of the Option Notice, the restrictions on transfer imposed by this Article shall again apply to any proposed transfer of such Shares.